COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Guarantees
The Manager may from time to time enter into guarantees in respect of certain co-investments in which there is carried interest. The amount guaranteed is up to the carry amount paid to the general partners of the respective funds, net of taxes. In the event that the general partners default on their carry clawback obligations, the Manager will make payments under the guarantees. As at December 31, 2023, the Manager has not recognized any liabilities with respect to such guarantees as no carry has been paid in the relevant funds.
Litigation
The Manager may from time to time be involved in litigation and claims incidental to the conduct of its business. The Manager’s business is also subject to extensive regulation, which may result in regulatory proceedings against the company. As of December 31, 2023 there is no outstanding litigation.
The Manager accrues a liability for legal proceedings only when those matters present loss contingencies that are both probable and reasonably estimable. In such cases, there may be an exposure to loss in excess of any amounts accrued. Although there can be no assurance of the outcome of such legal actions, based on information known by management, the Manager does not have a potential liability related to any current legal proceeding or claim that would individually or in the aggregate materially affect its results of operations, financial position or cash flows.